SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                          _________________________


                                  FORM 8-K

                               CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported) March 1, 2001



                           TRIPLE S PLASTICS, INC.
             (Exact Name of Registrant as Specified in Charter)

          MICHIGAN              0-23474             38-1895876
    -------------------   -------------------   -------------------
      (State or Other         (Commission          (IRS Employer
      Jurisdiction of         File Number)      Identification No.)
       Incorporation)


           7950 Moorsbridge Road, Suite 200, Portage, Michigan 49024
         -----------------------------------------------------------
            (Address of Principal Executive Offices)   (Zip Code)



   Registrant's telephone number, including area code  (616) 327-3417
                                                       --------------





   ITEM 5.   OTHER EVENTS.

        Triple S Plastics, Inc. (the "Company") issued a press release on March 1, 2001 which stated that, based on information provided to it recently by its principal customer, the Company expects significantly weaker sales to its principal customer than the Company had anticipated for its fiscal years ending March 31, 2002 and 2003. The Company has been working on developing new programs with its other customers to replace the expected loss of these sales. The Company expects, however, that the overall effect of its weaker sales will significantly adversely affect the growth of its revenues in fiscal years 2002 and 2003. As a result of its expected decrease in production, the Company will be reviewing its manufacturing capacity needs at its two Texas locations.

        In light of these developments, and the need for the Company to revise the proxy statement/prospectus that it has sent to its shareholders with respect to its proposed merger with Eimo Oyj to describe these developments, the Company also announced that it will adjourn its March 8th special shareholders' meeting without conducting any business at the meeting. The Company will set a new record date and will convene a special meeting at a later date after it has delivered a revised proxy statement/prospectus to its shareholders and resolicited the vote of its shareholders with respect to the proposed merger. The Company will inform its shareholders of the new date, time and place at which the rescheduled special meeting will be held in a notice which will be included in the revised proxy statement/ prospectus.

        A copy of the above referenced press release is filed as Exhibit
   99.1 hereto, and the foregoing summary of the press release is qualified in its entirety by reference to the text of such document, which is incorporated herein by reference.





   ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
             EXHIBITS.

        (c)  Exhibits.


             99.1 Press Release, dated March 1, 2001, issued by Triple S
                  Plastics, Inc.





                                 SIGNATURES
                                 ----------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 TRIPLE S PLASTICS, INC.
                                 (Registrant)



   Date: March 1, 2001           By:  /s/ A. Christian Schauer
                                      -------------------------------
                                      Name:   A. Christian Schauer
                                      Title:  Chief Executive Officer





                                EXHIBIT INDEX
                                -------------

   EXHIBIT
   NO.            DESCRIPTION
   -------        -----------
   99.1           Press Release, dated March 1, 2001, issued by Triple S
                  Plastics, Inc.